UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
March 2, 2004 (February 20, 2004)

GENE LOGIC INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-23317	06-1411336

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

610 Professional Drive
Gaithersburg, Maryland 20879
(Address of principal executive offices)

(301) 987-1700
(Registrant’s telephone number, including area code)

708 Quince Orchard Road
Gaithersburg, Maryland 20878
(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition

     On February 20, 2004, Gene Logic Inc. (the “Company”) issued a press release announcing the Company’s operating results for the fourth quarter and fiscal year ended December 31, 2003. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gene Logic Inc.

By:	/s/ Philip L. Rohrer, Jr._
Philip L. Rohrer, Jr.
Chief Financial Officer

Dated: March 2, 2004

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by Gene Logic Inc. dated February 20, 2004.